INVESTMENT MANAGERS                             ------------------------
Delaware Management Company
One Commerce Square                             DELAWARE GROUP
Philadelphia, PA  19103
                                                ------------------------
Delaware International Advisers Ltd.
Third Floor                                     PREMIUM FUND, INC.
80 Cheapside
London, England  EC2V 6EE                       ------------------------

SUB-ADVISERS
Lincoln Investment Management, Inc.
200 E. Berry Street
Fort Wayne, Indiana 46802

Vantage Global Advisors, Inc.
630 Fifth Avenue
New York, NY  10111

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103                         PART B

SHAREHOLDER SERVICING,                          STATEMENT OF
DIVIDEND DISBURSING,                            ADDITIONAL INFORMATION
ACCOUNTING SERVICES
AND TRANSFER AGENT                              ------------------------
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103                         MAY 1, 1998

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY  11245

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                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                     MAY 1, 1998
--------------------------------------------------------------------------------

DELAWARE GROUP

--------------------------------------------------------------------------------

PREMIUM FUND, INC.

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1818 Market Street
Philadelphia, PA 19103

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TABLE OF CONTENTS

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Cover Page
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Investment Objectives and Policies
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Accounting and Tax Issues
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Performance Information
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Trading Practices and Brokerage
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Offering Price
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Dividends and Realized Securities
         Profits Distributions
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Taxes
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Investment Management Agreements
and Sub-Advisory Agreements
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Officers and Directors
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General Information
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Appendix A--Description of Ratings
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Financial Statements
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                                       -1-

         Delaware Group Premium Fund, Inc. ("Premium Fund" or the "Fund") is a diversified, open-end management investment company which is intended to meet a wide range of investment objectives with its 16 separate Portfolios ("Series"). Each Series is in effect a separate fund issuing its own shares.

         The shares of the Fund are sold only to separate accounts of life insurance companies ("life companies"). The separate accounts are used in conjunction with variable annuity contracts and variable life insurance policies ("variable contracts"). The separate accounts invest in shares of the various Series in accordance with allocation instructions received from contract owners.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses of the Fund dated May 1, 1998, as they may be amended from time to time. It should be read in conjunction with the prospectuses for the variable contracts and the Fund. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into the Fund's Prospectuses. The Fund's Prospectuses may be obtained by writing or calling your investment dealer or by contacting the Series' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of the Series are below. There can be no assurance that the objectives of any Series will be realized.

                  Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series has the same objective and investment disciplines as Decatur Total Return Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family, in that it invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

                  Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. This Series has the same objective and investment disciplines as Delchester Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family. An investment in the Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                  Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

                  Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. This Series has the same objective and investment disciplines as Delaware Group Cash Reserve, Inc., a separate fund in the Delaware Investments family.

                  DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series has the same objective and investment disciplines as DelCap Fund of Delaware Group Equity Funds IV, Inc., a separate fund in the Delaware Investments family, in that it invests in common stocks and other securities including, but not limited to, convertible securities, warrants, preferred stocks, bonds and foreign securities, consistent with the Series' objective.

                  Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series has the same objective and investment disciplines as Delaware Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family, in that, as a "balanced" fund, the Series, consistent with its objective, invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities.

                  International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. This Series has the same objective and investment disciplines as International Equity Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family, in that it invests in a broad range of equity securities of foreign issuers including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

                  Small Cap Value Series (formerly Value Series) seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. This Series has the same objective and investment disciplines as Small Cap Value Fund of Delaware Group Equity Funds V, Inc., a separate fund in the Delaware Investments family.

                  Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. This Series has the same objective and investment disciplines as Trend Fund of Delaware Group Trend Fund, Inc., a separate fund in the Delaware Investments family.

                  Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. This Series is a global fund, as such, at least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. This Series has the same objective and investment disciplines as Global Bond Series of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

                  Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. In addition, the Series may invest in U.S. equity securities. This Series has the same objective and investment disciplines as Strategic Income Fund of Delaware Group Income Funds, Inc., a separate fund in the Delaware Investments family.

                  Devon Series seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment adviser believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks. This Series has the same objective and investment disciplines as Devon Fund of Delaware Group Equity Funds I, Inc., a separate fund in the Delaware Investments family.

                  Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity series of issuers located in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing. This Series has the same objective and investment disciplines as Emerging Markets Fund of Delaware Group Global & International Funds, Inc., a separate fund in the Delaware Investments family.

                  Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Under normal conditions, the Series intends to invest at least 65% of its total assets in convertible securities, which may include privately placed convertible securities. In pursuit of its investment objective, the Series may invest the balance of its assets in, among other things, preferred and common stock, U.S. Government securities, non-convertible fixed income securities and money market securities.

                  Social Awareness Series (formerly Quantum Series) seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. This Series has the same objective and investment disciplines as Social Awareness Fund of Delaware Group Equity Funds II, Inc., a separate fund in the Delaware Investments family.

                  REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. This Series has the same objective and investment discipline as The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II of Delaware Pooled Trust, Inc., separate funds in the Delaware Investments family, which also invest in securities of companies primarily engaged in the real estate industry.


INVESTMENT RESTRICTIONS
         The Fund has the following restrictions for each Series (other than Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series) which may not be amended without approval of a majority of the outstanding voting securities of the affected Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the affected Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. Each such Series will not:

         1. Invest more than 5% of the value of its assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall apply to only 75% of the assets of International Equity, Small Cap Value and Trend Series and to only 50% of the assets of Global Bond Series.

         2. Purchase more than 10% of the voting securities of any company, or invest in any company for the purpose of exercising control or management.

         3. Purchase or retain securities of a company which has an officer or director who is an officer or director of the Fund, or an officer or director of its investment manager if such persons, each owning beneficially more than 1/2 of 1% of the shares of the company, own in the aggregate more than 5% thereof.

         4. Purchase any security issued by any other investment company (except in connection with a merger, consolidation or offer of exchange) if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of a Series' assets or (c) own securities of investment companies having an aggregate value in excess of 10% of a Series' assets. Any such purchase shall be at the customary brokerage commission. The limitations set forth in this restriction do not apply to purchases by International Equity Series of securities issued by closed-end investment companies, all of which must be at the customary brokerage commission.

         5. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude a Series' purchase of securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, including real estate investment trusts.)

         6. Purchase securities on margin, make short sales of securities or maintain a net short position (except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities). This restriction shall not prohibit the Series from satisfying margin requirements with respect to futures transactions.

         7. Invest in interests in oil, gas or other mineral exploration or development programs, commodities or commodities contracts. This restriction shall not prohibit International Equity, Small Cap Value and Trend Series from entering into futures contracts or options thereon, to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Series' assets.

         8. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Series have no intention of increasing their net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 15% of its net assets. A Series shall not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

       9. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with each Series' investment objective and policies are considered loans and except that each Series may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

      11. Invest more than 25% of its total assets in any particular industry, except that a Series may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances of banks with over one billion dollars in assets or bank holding companies whose securities are rated A-2 or better by Standard & Poor's Ratings Group ("S&P") or P-2 or better by Moody's Investors Service, Inc. ("Moody's").

      12. Act as an underwriter of securities of other issuers, except that a Series may acquire restricted or not readily-marketable securities under circumstances where, if such securities are sold, a Series might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

         Investment restrictions 2, 3, 7 and 10 above are nonfundamental policies of Global Bond Series. In addition, although not considered a fundamental policy, Global Bond Series will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid assets. Securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent valuation are included in the category of illiquid assets.

         In addition, the following investment restrictions of such Series may be changed by the Board of Directors:

         (a) Each Series will not invest in warrants valued at lower of cost or market exceeding 5% of a Series' net assets. Included within that amount, but not to exceed 2% of a Series' net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. This restriction shall not apply to International Equity Series.

         (b) The Money Market Series will not invest more than 25% of its assets in foreign banks which are subject to the same regulation as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch.

         While such Series are permitted under certain circumstances to borrow money, they do not normally do so. No investment securities will be purchased while a Series has an outstanding borrowing. The Fund has undertaken, for so long as required by California Regulatory Authority and so long as insurance policy premiums or proceeds of contracts sold in California are used to purchase Fund shares, each Series will not borrow money in excess of 25% of the value of its net assets.

         The following restrictions are fundamental policies of Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series, which may not be changed without the approval of the holders of a majority of the affected Series' outstanding voting securities:

         1. Each such Series, other than Emerging Markets Series, will not with respect to 75% of its total assets, purchase the securities of any issuer (other than those of other investment companies or of the U.S. Government or its agencies or instrumentalities), if immediately thereafter the Series would
(a) have more than 5% of the value of its total assets in the securities of such issuer or (b) own more than 10% of the outstanding voting securities of such issuer.

         2. Each such Series will not invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Each such Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that each Series may loan its assets to qualified broker/dealers or institutional investors.

         4. Each such Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         5. Each such Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, each Series may engage in short sales, purchase securities on margin, and write put and call options.

         6. Each such Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         7. Purchase or sell real estate; provided that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

         The Fund has adopted the following restrictions for the REIT Series which may not be amended without approval of a majority of the outstanding voting securities of the REIT Series, which is the lesser of more than 50% of the outstanding voting securities or 67% of the voting securities of the REIT Series present at a shareholder meeting if 50% or more of the voting securities are present in person or represented by proxy. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         1. The Series will concentrate its investments in the real estate industry. The Series will not invest more than 25% of its total assets in any other single industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         2. The Series will not make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements and loan participations), whether or not the purchase was made upon the original issuance of the securities, and except that the Series may loan its assets to qualified broker/dealers or institutional investors.

         3. The Series will not engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Series might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Series' assets which may be invested in such securities.

         4. The Series will not borrow money or issue senior securities, except to the extent permitted by the 1940 Act or any rule or order thereunder or interpretation thereof. Subject to the foregoing, the Series may engage in short sales, purchase securities on margin, and write put and call options.

         5. The Series will not purchase or sell physical commodities or physical commodity contracts, including physical commodity option or futures contracts in a contract market or other futures market.

         6. The Series will not purchase or sell real estate; provided, that the Series may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; provided further, that the Series may own real estate directly as a result of a default on securities the Series owns.

         In addition to the above fundamental investment restrictions, the Series has the following investment restrictions which may be amended or changed without approval of shareholders.

         1. The Series will not invest for the purpose of acquiring control of any company.

         2. To the extent that the Series invests in securities of other investment companies, it will only do so in accordance with the provisions of the Investment Company Act in effect at the time of the investment.

         3. The Series will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         4. The Series will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities. This restriction does not apply to the purchase of futures or options contracts.

ADDITIONAL INFORMATION ON THE CASH RESERVE AND CAPITAL RESERVES SERIES

MONEY MARKET INSTRUMENTS
         The Capital Reserves Series may, from time to time, invest all or part of its available assets in money market instruments maturing in one year or less. Cash Reserve Series will invest all of its available assets in instruments which have a remaining maturity of 13 months or less at the time of acquisition and which will otherwise meet the maturity, quality and diversification conditions with which taxable money market funds must comply. The types of instruments which these Series may purchase are described below:

         1. U.S. Government Securities--Securities issued or guaranteed by the U.S. government, including Treasury Bills, Notes and bonds.

         2. U.S. Government Agency Securities--Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government whether supported by the full faith and credit of the U.S. Treasury or the credit of a particular agency or instrumentality.

         3. Bank Obligations--Certificates of deposit, bankers' acceptances and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars, and certificates and issues of domestic savings and loan associations of one billion dollars in assets whose deposits are insured by the

Federal Deposit Insurance Corporation. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Series to a greater risk of loss. The Series will only buy short-term instruments in nations where these risks are minimal. The Series will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Series. Either Series may invest more than 25% of its assets in foreign banks except that this limitation shall not apply to United States branches of foreign banks which are subject to the same regulations as United States banks or to foreign branches of United States banks where such a bank is liable for the obligations of the branch. This policy may be changed by the Board of Directors without shareholder approval.

         Cash Reserve Series is subject to certain maturity, quality and diversification conditions applicable to taxable money market funds. Thus, if a bank obligation or, as relevant, its issuer is considered to be rated at the time of the proposed purchase, it or, as relevant, its issuer must be so rated in one of the two highest rating categories by at least two nationally-recognized statistical rating organizations or, if such security or, as relevant, its issuer is not so rated, the purchase of the security must be approved or ratified by the Board of Directors in accordance with the maturity, quality and diversification conditions with which taxable money market funds must comply.

         4. Commercial Paper--Short-term promissory notes issued by corporations which at the time of purchase are rated A-2 or better by S&P or P-2 or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors or, if not rated, issued or guaranteed by a corporation with outstanding debt rated AA, Aa or better by S&P or Moody's. Cash Reserve Series invests in commercial paper in accordance with the restrictions set forth in the Prospectuses.

         5. Short-term Corporate Debt--In addition to the other debt securities described in the Prospectuses, corporate notes, bonds and debentures which at the time of purchase are rated AA or better by S&P or Aa or better by Moody's or which have received comparable ratings from a nationally-recognized statistical rating organization approved by the Board of Directors, provided such securities have one year or less remaining to maturity. Such securities generally have greater liquidity and are subject to considerably less market fluctuation than longer issues. Cash Reserve Series invests in corporate notes, bonds and debentures in accordance with the restrictions set forth in the Prospectuses.

         The ratings of S&P, Moody's and other rating services represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings are the initial criteria for selection of portfolio investments, but the Series will further evaluate these securities. See Appendix A--Description of Ratings.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES, CASH RESERVE, DELAWARE AND DEVON SERIES

ASSET-BACKED SECURITIES
         The Capital Reserves, Cash Reserve, Delaware and Devon Series may invest a portion of their assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ADDITIONAL INFORMATION ON THE CAPITAL RESERVES SERIES

AVERAGE WEIGHTED MATURITY
         The Capital Reserves Series ordinarily maintains its average dollar weighted portfolio maturity within the five to seven year range, but not in excess of ten years. However, many of the securities in which the Series invests will have remaining maturities in excess of seven years. The Series may purchase individual securities with a remaining maturity of up to 15 years.

         Some of the securities in the Series' portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Series will, when determining average weighted maturity, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

         Instruments such as GNMA, FNMA and FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Series' average weighted maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

ADDITIONAL INFORMATION ON THE CASH RESERVE SERIES
         The Series intends to achieve its objective by investing its assets in a diversified portfolio of money market instruments. See Money Market Instruments below and Appendix A--Description of Ratings.

         The Series maintains its net asset value at $10 per share by valuing its securities on an amortized cost basis. See Offering Price. The Series maintains a dollar weighted average portfolio maturity of not more than 90 days and does not purchase any issue having a remaining maturity of more than 13 months. In addition, the Series limits its investments, including repurchase agreements, to those instruments which the Board of Directors determines present minimal credit risks and which are of high quality. The Series may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity if it deems such actions appropriate to maintain a stable net asset value. While the Series will make every effort to maintain a fixed net asset value of $10 per share, there can be no assurance that this objective will be achieved.

         While the Series intends to hold its investments until maturity when they will be redeemable at their full principal value plus accrued interest, it may attempt, from time to time, to increase its yield by trading to take advantage of market variations. Also, revised evaluations of the issuer or redemptions may cause sales of portfolio investments prior to maturity or at times when such sales might otherwise not be desirable. The Series' right to borrow to facilitate redemptions may reduce but does not guarantee a reduction in the need for such sales. The Series will not purchase new securities while any borrowings are outstanding. See Dividends and Realized Securities Profits Distributions and Taxes for effect of any capital gains distributions.

         A shareholder's rate of return will vary with the general interest rate levels applicable to the money market instruments in which the Series invests. In the event of an increase in current interest rates, a national credit crisis or if one or more of the issuers became insolvent prior to the maturity of the instruments, principal values could be adversely affected. Investments in obligations of foreign banks and of overseas branches of U.S. banks may be subject to less stringent regulations and different risks than those of U.S. domestic banks. The rate of return and the net asset value will be affected by such other factors as sales of portfolio securities prior to maturity and the Series' operating expenses.

ADDITIONAL INFORMATION ON THE INTERNATIONAL EQUITY, SMALL CAP VALUE, TREND, GLOBAL BOND, STRATEGIC INCOME, DEVON, EMERGING MARKETS, CONVERTIBLE SECURITIES, SOCIAL AWARENESS AND REIT SERIES

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS--As noted in the Prospectus, each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series may enter into futures contracts relating to securities, securities indices or interest rates. In addition, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may enter into foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Series' current or intended investments from broad fluctuations in stock or bond prices. For example, a Series may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Series' current or intended investments in fixed-income securities. For example, if a Series owned long-term bonds and interest rates were expected to increase, that Series might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Series' portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Series to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Series' interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Series from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Series' cash reserve could then be used to buy long-term bonds on the cash market.

         As noted in the Prospectus, International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may each purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series may sell futures contracts on a foreign currency, for example, when a Series holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Series' loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, each of International Equity, Global Bond, Strategic Income, Emerging Markets and Convertible Securities Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Series purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         The Series may also engage in currency "cross hedging" when, in the opinion of the Series' investment manager Delaware Management Company ("Delaware Management") or Delaware International Advisers Ltd. ("Delaware International"), as applicable, the historical relationship among foreign currencies suggests that a Series may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

OPTIONS ON FUTURES CONTRACTS--As noted in the Prospectus, each of International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Emerging Markets and Convertible Securities and REIT Series may purchase and write options on the types of futures contracts that Series could invest in.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Series' portfolio. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Series will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option a Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Series' losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Series may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, a Series could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. If the market decline does not occur, the Series will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Series could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Series will suffer a loss equal to the price of the call, but the securities which the Series intends to purchase may be less expensive.

OPTIONS ON FOREIGN CURRENCIES
         International Equity, Global Bond, Strategic Income, Emerging Markets, Convertible Securities and REIT Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipate a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against the anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased costs up to the value of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

         Each Series intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Series' custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principle amount as the call written where the exercise price of the call held (a) is equal to less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. government securities or other high-grade liquid debt securities in a segregated account with its custodian bank.

         With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

ADDITIONAL INFORMATION ON THE DEVON SERIES
         MORTGAGE-BACKED SECURITIES--In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, Devon Series may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions. Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Devon Series will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Series currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

         CONVERTIBLE SECURITIES--The Series may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Series may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Series upon conversion of a convertible security will generally be held for so long as Delaware Management anticipates such stock will provide the Series with opportunities which are consistent with the Series' investment objectives and policies.

         The Series may invest in convertible debentures without regard to rating categories. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         The Series may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Series' ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of pricing the Series' portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

ADDITIONAL INFORMATION ON THE STRATEGIC INCOME, EMERGING MARKETS, CONVERTIBLE SECURITIES AND REIT SERIES
         WHEN-ISSUED, "WHEN, AS AND IF ISSUED" AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS -- The Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The Series may also purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. The Series will establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other portfolio securities equal in value to commitments to purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis.

         While the Series will only purchase securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, "when, as and if issued," delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

         ENHANCED CONVERTIBLE SECURITIES -- Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, the PERCS would convert into one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and thus do not provide call protection. However, if called early, the issuer must pay a premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         Strategic Income and Emerging Markets Series may also invest in other enhanced convertible securities. See Enhanced Convertible Securities under Convertible Securities Series in the Prospectus.

RESTRICTED SECURITIES
         The Series may purchase privately-placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Series obtaining a less favorable price on a resale. Strategic Income, Convertible Securities and REIT Series will not purchase illiquid assets if more than 15% of its respective net assets would then consist of such illiquid securities.

ADDITIONAL INFORMATION ON THE SOCIAL AWARENESS SERIES
         INVESTMENT COMPANY SECURITIES--Any investments that Social Awareness Series makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Series may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Series' total assets in the shares of any one investment company; nor
(3) invest more than 10% of the Series' total assets in shares of other investment companies. If a Series elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Series' investments in unregistered investment companies.

         UNSEASONED COMPANIES--Social Awareness Series may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Series may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

         In addition, as a matter of non-fundamental policy, Social Awareness Series will adhere to a Social Criteria strategy:

         Vantage will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Series' Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, the Series will not knowingly invest in or hold securities of companies which engage in:

          1. Activities which result or are likely to result in damage to the natural environment;

          2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;

          3.   The manufacture of, or contracting for, military weapons; or

          4.   The liquor, tobacco or gambling industries.

         Because of its Social Criteria, the Series may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Series according to its objective and policies described in the Prospectus.

         The Series will commence the orderly sale of securities of a company when it is determined by Vantage that such company no longer adheres to the Social Criteria. The Series will sell such securities in a manner so as to minimize any adverse affect on the Series' assets. Typically, such sales will be made within 90 days from the date of Vantage's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Series' assets.

REPURCHASE AGREEMENTS
         Each of the Fund's 16 Series may, from time to time, enter into repurchase transactions. Repurchase agreements are instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities. Under a repurchase agreement, the purchaser acquires ownership of the security but the seller agrees, at the time of sale, to repurchase it at a mutually agreed-upon time and price. The Series will take custody of the collateral under repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate or maturity of the purchase security. Such transactions afford an opportunity for the Series to invest temporarily available cash. The Series' risk is limited to the seller's ability to buy the security back at the agreed-upon sum at the agreed-upon time, since the repurchase agreement is secured by the underlying obligation. Should such an issuer default, the investment managers believe that, barring extraordinary circumstances, the Series will be entitled to sell the underlying securities or otherwise receive adequate protection for its interest in such securities, although there could be a delay in recovery. The Series consider the creditworthiness of the bank or dealer from whom it purchases repurchase agreements. The Series will monitor such transactions to assure that the value of the underlying securities subject to repurchase agreements is at least equal to the repurchase price. The underlying securities will be limited to those described above.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 to allow the funds in the Delaware Investments family jointly to invest cash balances. Each Series of the Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

PORTFOLIO LOAN TRANSACTIONS
         Each of the Fund's 16 Series, except for Cash Reserve Series, may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Series' respective investment manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower;
2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Series; 3) the Series must be able to terminate the loan after notice, at any time; 4) the Series must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Series may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent facts by the Series' respective investment manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Credit worthiness will be monitored on an ongoing basis by the Series' respective investment manager.

FOREIGN SECURITIES
         To the extent the Fund's 16 Series are authorized and intend to invest in foreign securities, investors should recognize that investing in securities of foreign issuers involves certain considerations, including those set forth in the Prospectuses, which are not typically associated with investing in United States issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of certain of the Series permit them to enter into forward foreign currency exchange contracts and various related currency transactions in order to hedge the Series' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Series. Payment of such interest equalization tax, if imposed, would reduce such Series' rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986 (the "Code"), as amended, and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Series may make or enter into will be subject to the special currency rules described above.

FOREIGN CURRENCY TRANSACTIONS
         In connection with a Series' investment in foreign securities, a Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Series will account for forward contracts by marking to market each day at daily exchange rates.

         When a Series enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of that Series' assets denominated in such foreign currency, the Series' custodian bank or subcustodian will place cash or liquid high grade debt securities in a separate account of the Series in an amount not less than the value of such Series' total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS
         Each of the Fund's 16 Series, except for Cash Reserve Series, may write call options and purchase put options on a covered basis only. International Equity, Global Bond, Emerging Markets, Convertible Securities and REIT Series may also purchase call options. The Series also may enter into closing transactions with respect to such options transactions. No Series will engage in option transactions for speculative purposes.

         To the extent authorized to engage in option transactions, the Series may invest in options that are Exchange listed and International Equity, Global Bond, Emerging Markets, Convertible Securities and REIT Series may also invest in options that are traded over-the-counter. The other Series reserve the right to invest in over-the-counter options upon written notice to their shareholders. The Series will enter into an option position only if there appears to be a liquid market for such options. However, there can be no assurance that a liquid secondary market will be maintained. Thus, it may not be possible to close option positions and this may have an adverse impact on a Series' ability to effectively hedge its securities.

         A. COVERED CALL WRITING--A Series may write covered call options from time to time on such portion of its portfolio, without limit, as the respective investment manager determines is appropriate in seeking to obtain the Series' investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Series, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to such options, the Series may enter into closing purchase transactions. A closing purchase transaction is one in which the Series, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Series to write another call option on the underlying security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         A Series will write call options only on a covered basis, which means that the Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Series will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. PURCHASING PUT OPTIONS--A Series may invest up to 2% of its total assets in the purchase of put options. The Series will, at all times during which it holds a put option, own the security covered by such option.

         A put option purchased by the Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Series to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. PURCHASING CALL OPTIONS--International Equity, Global Bond, Emerging Markets, Convertible Securities and REIT Series may purchase call options to the extent that premiums paid by the Series do not aggregate more than 2% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Series may expire without any value to the Series.

         D. OPTIONS ON STOCK INDICES--The DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities and REIT Series also may write call options and purchase put options on certain stock indices and enter into closing transactions in connection therewith. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Series on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities and REIT Series may offset positions in stock index options prior to expiration by entering into a closing transaction on an Exchange or may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The Series' ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Series' portfolio securities. Since the Series' portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Series bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Series' ability to effectively hedge its securities. The Series will enter into an option position only if there appears to be a liquid secondary market for such options.

         DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities and REIT Series will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. WRITING COVERED PUTS--Convertible Securities and REIT Series may purchase or sell (write) put options on securities as a means of achieving additional return or of hedging the value of the Series' portfolio. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period. The Series will write only "covered" options. In the case of a put option written (sold) by the Series, the Series will, through its custodian, deposit and maintain cash and short-term U.S. Treasury obligations with a securities depository or the custodian having a value equal to or greater than the exercise price of the underlying security.

         F. CLOSING TRANSACTIONS-- If a Series has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that either a closing purchase or sale transaction can be effected when a Series so desires. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

         A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. If a Series purchases a put option, the loss to the Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit a Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

ACCOUNTING AND TAX ISSUES

         When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, a Series recognizes a capital gain. If a Series enters into a closing purchase transaction with respect to an option which a Series has written, a Series realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, a Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, a Series realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

         OPTIONS ON CERTAIN STOCK INDICES--Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the DelCap, International Equity, Small Cap Value, Trend, Global Bond, Emerging Markets, Convertible Securities and REIT Series at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

         OTHER TAX REQUIREMENTS--Each Series, other than Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series intend to qualify as regulated investment companies under the Code. As such, a Series will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, a Series must meet certain specific requirements, including:

         (i) The Series must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Series' total assets, and, with respect to 50% of the Series' total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Series' total assets;

         (ii) The Series must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) The Series must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) The Series must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Series for less than three months ("short-short income"). The Taxpayer Relief Act of 1997 (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Series as a regulated investment company.

         The Code requires the Series to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to the Series) to you by December 31 of each year in order to avoid federal excise taxes. The Series intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, a Series must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Series will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES--A Series is authorized to invest a limited amount in foreign securities. Such investments, if made, will have the following additional tax consequences to a Series:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Series accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Series actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Series' net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Series.

         If the Series' Section 988 losses exceed the Series' other net investment company taxable income during a taxable year, the Series generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Series shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Series shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require the Series to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under the Series' current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, the Series will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of the Series' foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Series may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Series at the end of its fiscal year are invested in securities of foreign corporations, the Series may elect to pass-through to you your pro rata share of foreign taxes paid by the Series. If this election is made, you will be:
(i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the Series) and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the Series). If the Series elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the Series invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by the Series. In this case, these taxes will be taken as a deduction by the Series, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Series. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Series to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by the Series. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES--The Series may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Series receives an "excess distribution" with respect to PFIC stock, the Series itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Series to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Series held the PFIC shares. The Series itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Series taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Series. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Series distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Series may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Series generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Series' PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Series would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Series were to make this second PFIC election, tax at the Series level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by the Series (if any), the amounts distributable to you by the Series, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Series acquires shares in that corporation. While the Series will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by the Series, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce the Series' income available for distribution to you, and may cause some or all of the Series' previously distributed income to be classified as a return of capital.

PERFORMANCE INFORMATION


         Contract owners and prospective investors will be interested in learning from time to time the current yield of Delchester, Capital Reserves, Global Bond and Strategic Income Series and, in addition, the effective compounded yield of Cash Reserve Series. Advertisements of performance of the underlying Series, if any, will be accompanied by a statement of performance of the separate account. As explained under Dividends and Realized Securities Profits Distributions, dividends for Delchester, Capital Reserves, Strategic Income and Cash Reserve Series are declared daily from net investment income and dividends for Global Bond Series are declared quarterly. Yield will fluctuate as income earned fluctuates.


         From time to time, the Fund may state each Series' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Series' average annual total rate of return over the most recent one-, five- and ten-year periods. Each Series may also advertise aggregate and average total return information over additional periods of time.

         Each Series' average annual total rate of return is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                       n
                                 P(1+T) = ERV

                        Where:       P    =   a hypothetical initial purchase
                                              order of $1,000;

                                     T    =   average annual total return;

                                     n    =   number of years;

                                   ERV    =   redeemable value of the
                                              hypothetical $1,000 purchase at
                                              the end of the period.

         Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes all distributions are reinvested at net asset value.

         The performance of each Series, other than Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness Series and REIT Series, as shown below, is the average annual total return quotations through December 31, 1997. As of the date of this Part B, REIT Series had not yet begun investment operations. Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series commenced operations on May 1, 1997. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                         Average Annual Total Return*

                     Decatur
                      Total                      Capital       Cash
                     Return      Delchester      Reserves      Reserve         Delaware                           DelCap
1 year ended                                                                                  1 year ended
12/31/97             31.00%        13.63%          7.60%        5.10%           26.40%        12/31/97            14.90%

3 years  ended                                                                                3 years ended
12/31/97             29.12%        13.97%          8.50%        5.17%           22.86%        12/31/97            19.43%

5 years  ended                                                                                5 years  ended
12/31/97             19.92%        10.84%          6.03%        4.33%           14.91%        12/31/97            12.89%

Period 7/28/88**                                                                              Period 7/12/91**
through 12/31/97     13.45%        10.77%          7.04%        5.28%           13.91%        through 12/31/97    11.83%


                  International                                Small Cap
                     Equity                                      Value         Trend                         Global Bond
1 year ended                              1 year ended                                        1 year ended
12/31/97              6.60%               12/31/97               32.91%        21.37%         12/31/97             0.88%

3 years ended                             3 years ended                                       Period 5/2/96**
12/31/97             13.40%               12/31/97               26.35%        23.32%         through 12/31/97     7.48%

5 years ended                             Period 12/27/93**
12/31/97             11.65%               through 12/31/97       19.96%        17.42%

Period 10/29/92**
through 12/31/97     11.30%

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

**  Date of initial public offering.

    Delchester, Capital Reserves, Global Bond and Strategic Income Series may also quote its current yield, calculated as described below, in advertisements and investor communications.

    The yield computation for Delchester, Capital Reserves, Global Bond and Strategic Income Series is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                              a--b      6
                 YIELD = 2[(-------- + 1) -- 1]
                               cd

         Where:  a  =  dividends and interest earned during the period;

                 b  =  expenses accrued for the period (net of reimbursements);

                 c  =  the average daily number of shares outstanding
                       during the period that were entitled to receive dividends;

                 d = the maximum offering price per share on the last
                     day of the period.

    The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by the Series. The yields of Delchester, Capital Reserves and Strategic Income Series as of December 31, 1997 using this formula were 9.05%, 5.92% and 7.31%, respectively.

    Yield quotations are based on the offering price determined by the Series' net asset value on the last day of the period and will fluctuate depending on the period covered.

    Cash Reserve Series may also quote its current yield in advertisements and investor communications.

    Yield calculation for Cash Reserve Series begins with the value of a hypothetical account of one share at the beginning of a seven-day period; this is compared with the value of that same account at the end of the same period (including shares purchased for the account with dividends earned during the period). The net change in the account value is generally the net income earned per share during the period, which consists of accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses (excluding expenses reimbursed by the investment manager) but does not include realized gains or losses or unrealized appreciation or depreciation.

    The current yield of Cash Reserve Series represents the net change in this hypothetical account annualized over 365 days. In addition, a shareholder may achieve a compounding effect through reinvestment of dividends which is reflected in the effective yield shown below.

    The following is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Reserve Series for the seven-day period ended December 31, 1997.

Value of a hypothetical account with one
       share at the beginning of the period.................................................     $10.00000000

Value of the same account at the
       end of the period....................................................................      10.00982291
                                                                                                  ===========

Net change in account value.................................................................        .00982291*

Base period return = net change in account
       value / beginning account value......................................................       .000982291

Current yield [base period return x (365 / 7)]..............................................             5.12%**
                                                                                                        =====
                                  365/7
Effective yield (1 + base period)      - 1..................................................             5.25%***
                                                                                                        =====

Weighted average life to maturity of the portfolio on December 31, 1997 was 49 days.

* This represents the net income per share for the seven calendar days ended December 31, 1997.

** This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 1997.

*** This represents the current yield for the seven calendar days ended December 31, 1997 compounded daily.

    The yield quoted at any time represents the amount being earned on a current basis and is a function of the types of instruments in Cash Reserve Series' portfolio, their quality and length of maturity and the Series' operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of the investment.

    The yield will fluctuate daily as the income earned on the investments of Cash Reserve Series fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Fund is an open-end investment company and that there is no guarantee that the net asset value or any stated rate of return will remain constant. Investment performance is not insured. Investors comparing results of Cash Reserve Series with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by Cash Reserve Series. Although Cash Reserve Series determines the yield on the basis of a seven-calendar-day period, it may, from time to time, use a different time span.

    Other funds of the money market type may calculate their yield on a different basis and the yield quoted by the Series could vary upward or downward if another method of calculation or base period were used.

    Investors should note that income earned and dividends paid by Delchester, Capital Reserves, Global Bond and Strategic Income Series will also vary depending upon fluctuations in interest rates and performance of each Series' portfolio. The net asset value of each Series may change. Unlike Cash Reserve Series, Delchester, Capital Reserves, Global Bond and Strategic Income Series invest in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Series' net asset values will tend to rise when interest rates fall. Conversely, the Series' net asset values will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Series will vary from day to day and investors should consider the volatility of the Series' net asset values as well as their yields before making a decision to invest.

COMPARATIVE INFORMATION
    From time to time, each Series may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Series may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

    Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Series may invest and the assumptions that were used in calculating the blended performance will be described.

    Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Series' performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

    Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

    Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

    Each Series may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

    The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Series may invest and the assumptions that were used in calculating the blended performance will be described.

        Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Series may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Series. The Series may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Series may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Series (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Series), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Series. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Series may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Series. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Series and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management and tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Series and may illustrate how to find the listings of the Series in newspapers and periodicals. Materials may also include discussions of other Series, products, and services.

         The Series may quote various measures of volatility and benchmark correlation in advertising. In addition, the Series may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Series may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Series may include information regarding the background and experience of its portfolio managers.

    The following table is an example, for purposes of illustration only, of cumulative total return performance for the each Series, other than REIT Series, through December 31, 1997 For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods.

                           Cumulative Total Return*

                       Decatur
                        Total                    Capital       Cash
                       Return     Delchester     Reserves      Reserve         Delaware                             DelCap
3 months ended                                                                                3 months ended
12/31/97                2.23%       1.93%          1.85%        1.27%            4.73%        12/31/97             (2.10%)

6 months ended                                                                                6 months ended
12/31/97               10.77%       7.08%          4.53%        2.57%           13.16%        12/31/97              8.34%

9 months ended                                                                                9 months ended
12/31/97               27.71%      12.15%          7.44%        3.86%           25.38%        12/31/97             23.45%

1 year ended                                                                                  1 year ended
12/31/97               31.00%      13.63%          7.60%        5.10%           26.40%        12/31/97             14.90%

3 years ended                                                                                 3 years ended
12/31/97              115.27%      48.03%         27.72%       16.33%           85.45%        12/31/97             70.34%

5 years ended                                                                                 5 years ended
12/31/97              148.02%      67.30%         34.04%       23.59%          100.33%        12/31/97             83.31%

Period 7/28/88**                                                                              Period 7/12/91**
through 12/31/97      228.69%     162.28%         89.86%       62.48%          241.38%        through 12/31/97    106.22%

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

**  Date of initial public offering.

                           Cumulative Total Return*

                    International                                                                                  Global
                       Equity                           Small Cap Value      Trend                                  Bond
3 months ended                      3 months ended                                        3 months ended
12/31/97              (6.95%)       12/31/97                (0.06%)       (4.45%)         12/31/97                 (0.86%)

6 months ended                      6 months ended                                        6 months ended
12/31/97              (6.45%)       12/31/97                13.71%        15.32%          12/31/97                  1.13%

9 months ended                      9 months ended                                        9 months ended
12/31/97               2.85%        12/31/97                31.09%        29.01%          12/31/97                  4.08%

1 year ended                        1 year ended                                          1 year ended
12/31/97               6.60%        12/31/97                32.91%        21.37%          12/31/97                  0.88%

3 years ended                       3 years ended                                         Period 5/2/96**
12/31/97              45.84%        12/31/97               101.72%        87.54%          through 12/31/97         12.78%

5 years ended                       Period 12/27/93**
12/31/97              73.48%        through 12/31/97       107.57%        90.54%

Period 10/29/92**
through 12/31/97      74.00%

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

**  Date of initial public offering.

                           Cumulative Total Return*

                       Strategic                  Emerging       Convertible        Social
                         Income       Devon        Markets       Securities        Awareness
3 months ended
12/31/97                 0.47%        5.82%    (16.31%)            (2.59%)           4.48%

6 months ended
12/31/97                 3.81%       16.79%    (18.08%)            12.32%           19.00%

Period 5/1/97**
through 12/31/97         6.20%       27.30%    (11.20%)            16.70%           28.40%

* The respective investment manager elected to waive voluntarily the portion of its annual compensation under its Investment Management Agreement with each Series to limit operating expenses of the Series to the amounts noted under Investment Management Agreements. In the absence of such voluntary waiver, performance would have been affected negatively.

** Date of initial public offering; total return for this short of a time period may not be representative of longer term results.

    Because every investor's goals and risk threshold are different, certain advertising and other related literature may provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, information may be provided discussing the respective investment manager's overriding investment philosophy and how that philosophy affects investment disciplines of the Series and other funds in the Delaware Investments family employed in meeting their objectives.

DOLLAR-COST AVERAGING
    For many people, deciding when to invest can be a difficult decision. Prices of securities such as stocks and bonds tend to move up and down over various market cycles and are generally intended for longer term investing. Money market funds, which typically maintain stable prices, are generally intended for your short-term investment needs and can often be used as a basis for building a long-term investment plan.

    Though logic says to invest when prices are low, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule.

    Dollar-cost averaging looks simple and it is, but there are important things to remember. Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.

    The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                              Number
                     Investment            Price Per         of Shares
                       Amount                Share           Purchased

                  Month 1  $100              $10.00              10
                  Month 2  $100              $12.50               8
                  Month 3  $100               $5.00              20
                  Month 4  $100              $10.00              10
                  ---------------------------------------------------
                                  $400       $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

    This example is for illustration purposes only. It is not intended to represent the actual performance of a Series.

THE POWER OF COMPOUNDING
    As part of your VARIABLE ANNUITY contract, any earnings from your investment selection are automatically reinvested to purchase additional shares of a Series. This gives your investment yet another opportunity to grow. It's called the Power of Compounding. Each Series may included illustrations showing the Power of Compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

    The Fund or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, selects banks, brokers or dealers to execute transactions on behalf of the Series for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have banks, brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department or, in the case of International Equity, Global Bond and Emerging Markets Series, Delaware International, as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is in the equivalent of a commission.

    During the fiscal years ended December 31, 1995, 1996 and 1997, the aggregate dollar amounts of brokerage commissions were paid by the Series noted below:

                                            1995                    1996                   1997

Decatur Total Return Series                $255,600               $302,434               $518,762
Delaware Series                             $85,124                $83,262               $120,307
DelCap Series                               $53,072               $101,211               $270,393
International Equity Series                 $86,131               $110,181               $215,242
Small Cap Value Series                      $25,600                $53,113               $119,689
Trend Series                                $18,776                $80,172               $182,867
Devon Series*                                   N/A                    N/A                $21,022
Emerging Markets Series*                        N/A                    N/A                $28,640
Convertible Securities Series*                  N/A                    N/A                 $5,517
Social Awareness Series*                        N/A                    N/A                 $7,416

*Commenced operations on May 1, 1997.

    The respective investment manager may allocate out of all commission business generated by all of the funds and accounts under management by the respective investment manager, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers; securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the respective investment manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

    During the fiscal year ended December 31, 1997, portfolio transactions of the following Series in the amounts listed below, resulting in brokerage commissions in the amounts listed below were directed to brokers for brokerage and research services provided:

                                                   Portfolio                  Brokerage
                                                  Transactions               Commissions
                                                     Amounts                   Amounts

        Decatur Total Return Series              $62,428,498                    $78,642
        Delaware Series                          $60,528,614                    $82,629
        DelCap Series                            $56,536,147                   $110,320
        International Equity Series              $25,179,824                    $58,049
        Small Cap Value Series                   $14,009,956                    $33,658
        Trend Series                             $16,770,285                    $40,896
        Devon Series*                             $4,820,695                     $6,490
        Emerging Markets Series*                     $10,052                         $9
        Convertible Securities Series*              $774,905                     $1,854
        Social Awareness Series*                    $421,615                       $260

*Commenced operations on May 1, 1997.

    As provided in the Securities Exchange Act of 1934 and the Investment Management Agreements, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the respective investment manager which constitute in some part brokerage and research services used by the respective investment manager in connection with its investment decision-making process and constitute in some part services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the respective investment manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the respective investment manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

    The respective investment manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the respective investment manager and the Fund's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may place orders with broker/dealers which have agreed to defray certain expenses of the funds in the Delaware Investments family, such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds shares as a factor in the selection of brokers and dealers to execute Series portfolio transactions.

PORTFOLIO TURNOVER
    The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate for each Series. Given the respective Series' investment objectives, the Fund anticipates that the annual portfolio turnover rates are not expected to exceed 100% for the Decatur Total Return, International Equity, Global Bond, Strategic Income, Emerging Markets, Devon, Social Awareness and REIT Series, 200% for the Capital Reserves, and Delaware Series, and may exceed 100% for the Delchester, Small Cap Value and Trend Series and 200% for the Convertible Securities Series. Although the DelCap Series' portfolio turnover exceeded 100% for the previous fiscal year, it is not expected to exceed 100% in the current fiscal year. It is possible that in any particular year market conditions or other factors might result in portfolio activity at a greater rate than anticipated. The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Series during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

    The degree of portfolio activity may affect brokerage costs incurred by each Series. A turnover rate of 100% would occur, for example, if all the investments in a Series' portfolio at the beginning of the year were replaced by the end of the year. In investing to achieve their respective objective, a Series may hold securities for any period of time. Portfolio turnover will also be increased if a Series writes a large number of call options which are subsequently exercised. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Series' shares.

    The portfolio turnover rates for the Series noted below for the past two fiscal years were as follows:

                                                            Year Ended                          Year Ended
                           Series                        December 31, 1997                   December 31, 1996
                           ------                        -----------------                   -----------------

                  Decatur Total Return Series                     54%                                81%
                  Delchester Series                               121%                               93%
                  Capital Reserves Series                         120%                               122%
                  Delaware Series                                 67%                                92%
                  DelCap Series                                   134%                               85%
                  International Equity Series                     7%                                  8%
                  Small Cap Value Series                          41%                                84%
                  Trend Series                                    125%                               112%
                  Global Bond Series                              97%                                56%*
                  Strategic Income Series                         70%**                              N/A
                  Devon Series                                    80%**                              N/A
                  Emerging Markets Series                         48%**                              N/A
                  Convertible Securities Series                   209%**                             N/A
                  Social Awareness Series                         52%**                              N/A

*        Annualized.  Commenced operations on May 2, 1996.
**       Annualized.  Commenced operations on May 1, 1997.

OFFERING PRICE

         The offering price of shares is the net asset value per share next to be determined after an order is received. The purchase of shares becomes effective at the close of business on the day on which the investment is received from the life company and after any dividend is declared. Dividends, if any, begin to accrue on the next business day.
There is no sales charge.

         The purchase will be effected at the net asset value next computed after the receipt of Federal Funds provided they are received by the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when such exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed. In the event of changes in Securities and Exchange Commission requirements or the Fund's change in time of closing, the Fund reserves the right to price at a different time, to price more often than once daily or to make the offering price effective at a different time.

         An example showing how to calculate the net asset value per share is included in the Series' financial statements which are incorporated by reference into this Part B.

         The net asset value per share is computed by adding the value of all securities and other assets in a Series' portfolio, deducting any liabilities of that Series and dividing by the number of that Series' shares outstanding. Expenses and fees are accrued daily. Each Series' net asset value per share is computed by adding the value of all the securities and other assets in the Series' portfolio, deducting any liabilities of the Series, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Series' total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars based on rates in effect as of 12 p.m., Eastern time. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practical, or it is not reasonably practical for a Series fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw a request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

MONEY MARKET SERIES
         The Board of Directors has adopted certain procedures to monitor and stabilize the price per share of Cash Reserve Series. Calculations are made each day to compare part of the Series' value with the market value of instruments of similar character. At regular intervals all issues in the portfolio are valued at market value. Securities maturing in more than 60 days are valued more frequently by obtaining market quotations from market makers. The portfolio will also be valued by market makers at such other times as is felt appropriate. In the event that a deviation of more than 1/2 of 1% exists between the Series' $10 per share offering and redemption prices and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated, such as changing the price to more or less than $10 per share.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Dividends for the Delchester, Capital Reserves and Strategic Income Series are declared daily and paid monthly. Short-term capital gains distributions, if any, may be paid with the dividend; otherwise, any distributions from net realized securities profits normally will be distributed following the close of the fiscal year. The Fund's fiscal year ends on December 31.

         For the Decatur Total Return, Delaware, Devon, Convertible Securities and Global Bond Series, the Fund will make payments from the Series' net investment income quarterly. Distributions from the respective Series' net realized securities profits, if any, normally will be made following the close of the fiscal year.

         For the DelCap, International Equity, Small Cap Value, Trend, Emerging Markets, Social Awareness and REIT Series, the Fund will make payments from the Series' net income and net realized securities profits, if any, once a year.

         All dividends and distributions are automatically reinvested in additional Series shares.

CASH RESERVE SERIES
         The Fund declares a dividend of this Series' net investment income on a daily basis, to shareholders of record at the time of the previous calculation of the Series' net asset value, each day that the Fund is open for business. Payment of dividends will be made monthly on the first business day following the end of the month. The amount of net investment income will be determined at the time the offering price and net asset value are determined (see Offering Price), and shall include investment income accrued, less the estimated expenses of the Series incurred since the last determination of net asset value. Gross investment income consists principally of interest accrued and, where applicable, net pro-rata amortization of premiums and discounts since the last determination. The dividend declared at the time the offering price and net asset value are determined, as noted above, will be deducted immediately before the net asset value calculation is made. See Offering Price. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. An investor begins earning dividends when payments for shares purchased are converted into Federal Funds and are available for investment.

         To the extent necessary to maintain a $10 per share net asset value, the Board of Directors will consider temporarily reducing or suspending payment of daily dividends, or making a distribution of realized securities profits or other distributions at the time the net asset value per share has changed.

TAXES

         Each Series, other than Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series intend to qualify as regulated investment companies under the Code. As such, a Series will not be subject to federal income tax to the extent its earnings are distributed and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         Each Series of the Fund is treated as a single tax entity, and any capital gains and losses for each series are calculated separately. It is the Series' policy to pay out substantially all net investment income and net realized gains to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under the Internal Revenue Code.

         The Series does not have a fixed policy with regard to distributions of realized securities profits when such realized securities profits may be offset by capital losses carried forward. Presently, however, the Series intends to offset realized securities profits to the extent of the capital losses carried forward.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         Under the Taxpayer Relief act of 1997 (the "1997 Act"), the Series is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "MID-TERM CAPITAL GAINS" OR "28 PERCENT RATE GAIN": securities sold by the Series after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%.

         "1997 ACT LONG-TERM CAPITAL GAINS" OR "20 PERCENT RATE GAIN": securities sold by the Series after July 28, 1997 that were held for more than 18 months. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

         "QUALIFIED 5-YEAR GAINS": For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management"), located at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, furnishes investment management services to Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities, Social Awareness and REIT Series. Delaware International Advisers Ltd. ("Delaware International"), located at Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes investment management services to International Equity, Global Bond and Emerging Markets Series. Such services are provided subject to the supervision and direction of the Fund's Board of Directors. Delaware International is affiliated with Delaware Management.

         Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On December 31, 1997, Delaware Management and its affiliates within Delaware Investments, including Delaware International, were supervising in the aggregate more than $40 billion in assets in the various institutional or separately managed (approximately $24,040,760,000) and investment company (approximately $16,482,523,000) accounts. Delaware Management is a series of Delaware Management Business Trust. Delaware Management changed its form of organization from a corporation to a business trust on March 1, 1998.

         The Investment Management Agreements for Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap, Delaware, International Equity, Small Cap Value and Trend Series are dated April 3, 1995 and were approved by shareholders on March 29, 1995. The Investment Management Agreement for Global Bond Series is dated May 1, 1996 and was approved by the initial shareholder on May 1, 1996 and will remain in effect for an initial period of two years. The Investment Management Agreements for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series are dated May 1, 1997 and were approved by the initial shareholder May 1, 1997 and will remain in effect for an initial period of two years. The Investment Management Agreement for REIT Series is dated May 1, 1998 and was approved by the initial shareholder on that date and will remain in effect for an initial period of two years. The Agreements may be renewed only if such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of the Fund who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements are terminable without penalty on 60 days' notice by the directors of the Fund or by the respective investment manager. The Agreements will terminate automatically in the event of their assignments.

         Delaware Management is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series noted below, less, in the case of Decatur Total Return, Delchester, Capital Reserves, Cash Reserve, DelCap and Delaware Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:

                  Decatur Total Return Series                 0.60%
                  Delchester Series                           0.60%
                  Capital Reserves Series                     0.60%
                  Cash Reserve Series                         0.50%
                  DelCap Series                               0.75%
                  Delaware Series                             0.60%
                  Small Cap Value Series                      0.75%
                  Trend Series                                0.75%
                  Strategic Income Series                     0.65%
                  Devon Series                                0.60%
                  Convertible Securities Series               0.75%
                  Social Awareness Series                     0.75%
                  REIT Series                                 0.75%*


         *Assets up to $500 million:  0.75% of average daily net assets
          Assets over $500 million - $1,000 million: 0.70% of average daily net assets
          Assets over $1,000 million - $2,500 million: 0.65% of average daily net assets
          Assets over $2,500 million: 0.60% of average daily net assets

         Delaware International is paid an annual fee equal to the following percentage rates of the average daily net assets of the Series, less, in the case of International Equity Series, a proportionate share of all directors' fees paid to the unaffiliated directors of the Fund:


                  International Equity Series                 0.75%
                  Global Bond Series                          0.75%
                  Emerging Markets Series                     1.25%

         The respective investment manager administers the affairs of and is ultimately responsible for the investment management of each of the Series to which it provides investment management services. In addition, Delaware Management pays the salaries of all directors, officers and employees who are affiliated with both it and the Fund.

         Subject to the overall supervision of Delaware Management, Delaware International manages the international sector of Strategic Income Series' portfolio and furnishes Delaware Management with investment recommendations, asset allocation advice, research and other investment services with respect to foreign securities. For the services provided to Delaware Management, Delaware Management pays the Sub-Adviser a fee equal to one- third of the fee paid to Delaware Management under the terms of Strategic Income Series' Investment Management Agreement.

         Pursuant to the terms of Sub-Advisory Agreements with Delaware Management, Vantage Global Advisors, Inc. ("Vantage") participates in the management of Social Awareness Series' assets. Vantage is responsible for day-to-day investment management of the Series, makes investment decisions for the Series in accordance with the Series' investment objectives and stated policies and places orders on behalf of the Series to effect the investment decisions made. Delaware Management continues to have ultimate responsibility for all investment advisory services in connection with the management of the Series pursuant to the Investment Management Agreement and supervises

Vantage's performance of such services For the services provided to Delaware Management, Delaware Management pays Vantage a fee equal to (i) 0.25% of average daily net assets up to $20 million; (ii) 0.35% of average daily net assets between $20 million and $50 million; and (iii) 0.40% of average daily net assets over $50 million. Vantage's address is 630 Fifth Avenue, New York, NY 10111.

         Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National"), acts as sub-adviser to Delaware Management with respect to REIT Series. In its capacity as sub-adviser, Lincoln furnishes Delaware Management with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which the Series may invest. Lincoln receives 30% of the advisory fee paid to Delaware Management for acting as sub-adviser to Delaware Management with respect to the Series. Lincoln's address is 200 E. Berry Street, Fort Wayne, Indiana 46802.

         On December 31, 1997, the total net assets of the Fund were $1,259,137,743, broken down as follows:

               Decatur Total Return Series              $401,401,970
               Delchester Series                         $98,874,882
               Capital Reserves Series                   $29,176,832
               Cash Reserve Series                       $30,711,176
               DelCap Series                            $110,454,505
               Delaware Series                          $127,675,344
               International Equity Series              $198,863,261
               Small Cap Value Series                    $84,071,143
               Trend Series                             $118,276,090
               Global Bond Series                        $16,875,596
               Strategic Income Series                    $8,606,187
               Devon Series                              $16,653,491
               Convertible Securities Series              $3,921,377
               Social Awareness Series                    $7,800,105
               Emerging Markets Series                    $5,775,784

         REIT Series did not publicly offer shares prior to May 1, 1998.

         Investment management fees were incurred with respect to the Series noted below for the last three fiscal years.

Series                             December 31, 1997            December 31, 1996              December 31, 1995
------                             -----------------            -----------------              -----------------

Decatur Total Return Series        $1,640,377 paid              $765,301 paid                  $528,481 paid

Delchester Series                  $483,877 paid                $348,693 paid                  $311,242 paid

Capital Reserves Series            $166,300 paid                $164,296 paid                  $157,204 paid

Cash Reserve Series                $149,023 paid                $110,155 paid                  $93,257 paid

DelCap Series                      $716,228 earned              $505,739 earned                $357,930 earned
                                   $646,908 paid                $491,404 paid                  $336,345 paid
                                   $69,320 waived               $14,335 waived                 $21,585 waived

Delaware Series                    $595,126 paid                $402,509 paid                  $329,278 paid

International Equity Series        $1,304,340 earned            $768,150 earned                $525,376 earned
                                   $1,207,677 paid              $650,392 paid                  $457,751 paid
                                   $96,663 waived               $117,758 waived                $67,625 waived

Small Cap Value Series             $380,405 earned              $117,000 earned                $65,528 earned
                                   $328,056 paid                $87,687 paid                   $51,016 paid
                                   $52,349 waived               $29,313 waived                 $14,512 waived

Trend Series                       $622,149 earned              $247,520 earned                $92,985 earned
                                   $558,331 paid                $205,501 paid                  $72,359 paid
                                   $63,818 waived               $42,019 waived                 $20,626 waived

Global Bond Series*                $109,310 earned              $26,503 earned                 N/A
                                   $68,076 paid                 $12,597 paid
                                   $41,234 waived               $13,906 waived

Strategic Income Series**          $21,320 earned               N/A                            N/A
                                   $7,271 paid
                                   $14,049 waived

Devon Series**                     $31,110 earned               N/A                            N/A
                                   $25,236 paid
                                   $5,874 waived

Emerging Markets Series**          $36,327 earned               N/A                            N/A
                                   $8,587 paid
                                   $27,740 waived



Series                             December 31, 1997            December 31, 1996              December 31, 1995
------                             -----------------            -----------------              -----------------

Convertible Securities Series**    $14,026 earned               N/A                            N/A
                                   -0- paid
                                    $14,026 waived

Social Awareness Series**          $20,293 earned               N/A                            N/A
                                   $3,692 paid
                                   $16,601 waived

*        Commenced operations on May 2, 1996.
**       Commenced operations on May 1, 1997.

         During the period May 1, 1997 (date of commencement of operations) through December 31, 1997, Delaware International received $2,424 from Delaware Management for serving as Sub-Adviser to the Strategic Income Series and Vantage received $5,449 from Delaware Management for serving as Sub-Adviser to the Social Awareness Series.

         Except for those expenses borne by the respective investment manager under the Investment Management Agreements and the Distributor under the Distribution Agreements, each Series is responsible for all of its own expenses. Among others, these include the Series' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Beginning May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through October 31, 1998:

Decatur Total Return Series                    0.80%
Delchester Series                              0.80%
Capital Reserves Series                        0.80%
Cash Reserve Series                            0.80%
DelCap Series                                  0.85%
Delaware Series                                0.80%
Small Cap Value Series                         0.85%
Trend Series                                   0.85%
Strategic Income Series                        0.80%
Devon Series                                   0.80%
Convertible Securities Series                  0.85%
Social Awareness Series                        0.85%
REIT Series                                    0.85%

         Beginning May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed the following percentages of average daily net assets through October 31, 1998:

         International Equity Series                 0.95%
         Global Bond Series                          0.85%
         Emerging Markets Series                     1.50%

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of a Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through April 30, 1998 for the Delchester, Capital Reserves, Cash Reserve, Small Cap Value, Trend, Strategic Income, Devon, Convertible Securities and Social Awareness Series.

         Prior to May 1, 1998, Delaware Management elected voluntarily to waive its fee and pay the expenses of Decatur Total Return, Delaware and DelCap Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets for the period July 1, 1992 through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity and Global Bond Series to the extent necessary to ensure that a Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.80% of average daily net assets from the commencement of operations through June 30, 1997. The waiver and payment commitment was extended through April 30, 1998 for Global Bond Series. Beginning July 1, 1997, Delaware International elected voluntarily to waive its fee and pay the expenses of International Equity to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 0.95% of average daily net assets through April 30, 1998.

         Prior to May 1, 1998, Delaware International elected voluntarily to waive its fee and pay the expenses of the Emerging Markets Series to the extent necessary to ensure that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, did not exceed 1.50% of average daily net assets from the commencement of operations through April 30, 1998.

DISTRIBUTION AND SERVICE
         Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's national distributor under Distribution Agreements dated as of April 3, 1995 for all Series other than Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series. Global Bond Series' Distribution Agreement is dated as of May 1, 1996. Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series' Distribution Agreements are dated as of May 1, 1997. REIT Series Distribution Agreement is dated as of May 1, 1998. The Distributor is an affiliate of Delaware Management and Delaware International and bears all of the costs of promotion and distribution. Delaware Distributors, L.P. is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         Delaware Service Company, Inc., another affiliate of Delaware Management and Delaware International, is the Fund's shareholder servicing, dividend disbursing and transfer agent for the Decatur Total Return, Delchester,

Capital Reserves, Delaware, DelCap, International Equity, Small Cap Value, Trend, Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series pursuant to the Amended and Restated Shareholders Services Agreement dated May 1, 1998 and for Cash Reserve Series pursuant to the Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Series pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS
         The business and affairs of the Fund are managed under the direction of its Board of Directors.

         Certain officers and directors of the Fund hold identical positions in each of the other funds in the Delaware Investments family.


         DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company, Delaware Investment Advisers, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between the Fund on behalf of all of the Series, except Global Bond, Strategic Income, Devon, Emerging Markets, Convertible Securities, Social Awareness and REIT Series, and, as relevant, Delaware Management and Delaware International, were executed following shareholder approval. DMH, Delaware Management and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.


         Directors and principal officers of the Fund are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.


*Wayne A. Stork (60)

         Chairman and Director of the Fund, 33 other investment companies in the Delaware Investments family, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
         Chairman, President, Chief Executive Officer, Director of DMH Corp.,
                  Delaware Distributors, Inc. and Founders Holdings, Inc.
         Chairman,President, Chief Executive Officer, Chief Investment Officer
                  and Director of Delaware Management Company, Inc.
         Chairman, President, Chief Executive Officer and Chief Investment
                  Officer of Delaware Management Company.
         Chairman, President, Chief Executive Officer and Chief Investment
                  Officer and Trustee of Delaware Management Business Trust. Chairman, Chief Executive Officer, Chief Investment Officer of Delaware
                  Investment Advisers.
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd. and Delaware International Holdings Ltd.
         President and Chief Executive Officer of Delvoy, Inc.
         Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                  Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

------------------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

*Jeffrey J. Nick (45)
         President, Chief Executive Officer and Director and/or Trustee of the
                  Fund and 33 other investment companies in the Delaware Investments family.
         President, Chief Executive Officer and Director of Delaware Management
                  Holdings, Inc.
         President, Chief Executive Officer and Director of Lincoln National
                  Investment Companies, Inc.
         President of Lincoln Funds Corporation.
         From 1992 to 1996, Mr. Nick was Managing Director of Lincoln
                  National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

Richard G. Unruh, Jr. (58)
         Executive Vice President of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc., Delaware Management
                  Company and Delaware Capital Management, Inc.
         Executive Vice President and Director of Delaware Management Company,
                  Inc.
         Executive Vice President and Trustee of Delaware Management Business
                  Trust.
         President of Delaware Investment Advisers.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (50)
         Executive Vice President/Chief Investment Officer, Fixed Income of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company, Delaware Investment Advisers and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc. and
                  Delaware Management Business Trust.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to Delaware Investments in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.

----------
*Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.

David K. Downes (58)
         Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc, Founders CBO Corporation, Delaware Management Company, Delaware Investment Advisers, Delaware Capital Management, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Chief Operating Officer, Chief Financial
                  Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.
         President, Chief Executive Officer, Chief Financial Officer and
                  Director of Delaware Service Company, Inc.
         President, Chief Operating Officer, Chief Financial Officer and
                  Director of Delaware International Holdings Ltd. Chairman,Chief Executive Officer and Director of Delaware Management
                  Trust Company and Delaware Investment & Retirement Services, Inc.
         Executive Vice President, Chief Financial Officer, Chief
                  Administrative Officer and Trustee of Delaware Management Business Trust.
         Director of Delaware International Advisers Ltd. and Delaware Voyageur
                  Holding, Inc.
         Vice President of Lincoln Funds Corporation
         During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

Walter P. Babich (70)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family. 460 North Gulph Road, King of Prussia, PA 19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (59)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family. 500 Fifth Avenue, New York, NY 10110.
         Founder and Managing Director, Anthony Knerr & Associates.

         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (57)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family. 785 Park Avenue, New York, NY 10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal
                  Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (77)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family. City Hall, Philadelphia, PA 19107.
         Philadelphia City Councilman.

Thomas F. Madison (62)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family. President and Chief Executive Officer, MLM Partners, Inc.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.

         Mr. Madison has also been Chairman of the Board of Communications
                  Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

Charles E. Peck (72)
         Director and/or Trustee of the Fund and each of the other 33 investment companies in the Delaware Investments family. P.O. Box 1102, Columbia, MD 21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.

George M. Chamberlain, Jr. (51)
         Senior Vice President, Secretary and General Counsel of the Fund, each of the other 33 investment companies in the Delaware Investments family, Delaware Management Company, Delaware Investment Advisers, Delaware Distributors, L.P. and Delaware Management Holdings, Inc.
         Senior Vice President, Secretary, General Counsel and Director of
                  DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc., Delaware Capital Management, Inc.
                  and Delvoy, Inc.

         Senior Vice President, Secretary, General Counsel and Trustee of
                  Delaware Management Business Trust.

         Executive Vice President, Secretary, General Counsel and Director of
                  Delaware Management Trust Company.

         Senior Vice President and Director of Delaware International Holdings
                  Ltd.

         Director of Delaware International Advisers Ltd.
         Secretary of Lincoln Funds Corporation
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

Joseph H. Hastings (48)
         Senior Vice President/Corporate Controller of the Fund, each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller and Treasurer of
                  Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Business
                  Trust, Delaware Management Company, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd. and Delvoy, Inc.
         Chief Financial Officer/Treasurer of Delaware Investment &
                  Retirement Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company.
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation. Treasurer of Lincoln Funds Corporation
         1818 Market Street, Philadelphia, PA 19103.
         During the past five years, Mr. Hastings has served in various capacities at different times within the Delaware organization.

Michael P. Bishof (35)
         Senior Vice President/Treasurer of the Fund, each of the other 33 investment companies in the Delaware Investments family and Founders Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management
                  Company, Inc., Delaware Management Company and Delaware Service Company, Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of Delaware Distributors, L.P. and Delaware Investment Advisers.
         Senior Vice President and Manager of Investment Accounting of
                  Delaware International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining Delaware Investments in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

Gerald S. Frey (52)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family and of Delaware Management Company, Inc.
         Before joining Delaware Investments in 1996, Mr. Frey was a Senior
                  Director with Morgan Grenfell Capital Management, New York, NY from 1986 to 1995.

John B. Fields (52)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers, Delaware Management Company and Delaware Capital Management, Inc.
         During the past five years, Mr. Fields has served in various capacities within the Delaware organization.

George H. Burwell (36)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, Delaware Management Company, Inc. and Delaware Management Company.
         During the past five years, Mr. Burwell has served in various capacities at different times within the Delaware organization.

Gary A. Reed (43)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, of Delaware Management Company, Inc., Delaware Investment Advisers, Delaware Management Company and Delaware Capital Management, Inc.
         During the past five years, Mr. Reed has served in such capacities within the Delaware organization.

Gerald T. Nichols (40)
         Vice President/Senior Portfolio Manager of the Fund, of 24 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers and Delaware Management Company.
         Vice President of Founders Holdings, Inc.
         Treasurer and Director of Founders CBO Corporation.
         During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.

Paul A. Matlack (38)
         Vice President/Senior Portfolio Manager of the Fund, of 24 other investment companies in the Delaware Investments family, Delaware Management Company, Inc., Delaware Investment Advisers and Delaware Management Company.
         Vice President of Founders Holdings, Inc.
         President and Director of Founders CBO Corporation.
         During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.

Christopher S. Beck (40)
         Vice President/Senior Portfolio Manager of the Fund, of nine other investment companies in the Delaware Investments family, Delaware Management Company, Inc. and Delaware Management Company.
         Before joining Delaware Investments in 1997, Mr. Beck managed the
                  Small Cap Fund for two years at Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund.

Babak Zenouzi (35)
         Vice President/Portfolio Manager of the Fund and 11 other
                  investment companies in the Delaware Investments family. Vice President/Assistant Portfolio Manager of Delaware Investment
                  Advisers.
         During the past five years, Mr. Zenouzi has served in various capacities at different times within the Delaware organization.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all Delaware Investments funds for the fiscal year ended December 31, 1997 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Directors/Trustees as of December 31, 1997. Only the independent directors of the Fund receive compensation from the Fund.

                                                       Pension or                                   Total
                                                       Retirement             Estimated         Compensation
                                                        Benefits               Annual            from all 34
                                   Aggregate             Accrued              Benefits            Delaware
                                 Compensation          as Part of               Upon             Investments
Name                               from Fund          Fund Expenses          Retirement*           Funds**

W. Thacher Longstreth               $3,097                None                $38,500              $59,827
Ann R. Leven                        $3,433                None                $38,500              $65,160
Walter P. Babich                    $3,370                None                $38,500              $64,160
Anthony D. Knerr                    $3,370                None                $38,500              $64,160
Charles E. Peck                     $3,002                None                $38,500              $56,682
Thomas F. Madison***                $2,160                None                $38,500              $43,537

* Under the terms of the Delaware Investments Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in Delaware Investments for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of December 31, 1997, he or she would be entitled to annual payments totaling $38,500, in the aggregate, from all of the funds in Delaware Investments, based on the number of funds in Delaware Investments as of that date.

** Each independent director currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all funds in Delaware Investments, plus $3,145 for each Board Meeting attended. Ann R. Leven, Walter P. Babich, and Anthony D. Knerr serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all funds, with the exception of the chairperson, who receives $6,000.

***  Mr. Madison joined the Board of Directors on April 30, 1997.

         As of April 7, 1998, management believes the following accounts held 5% of record or more of the outstanding shares of each series of the Fund. Management has no knowledge of beneficial ownership of the Fund's shares:

Series                     Name and Address of Account                          Share Amount          Percentage
------                     ---------------------------                          ------------          ----------

Decatur Total              SMA Life Assurance Company
Return Series              Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   17,238,651             67.68%

                           Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   6,483,706             25.45%

Delchester Series          SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   11,011,329             93.25%

Capital Reserves           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,001,523             91.74%

Delaware Series            SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    7,744,687             93.45%

Cash Reserve               SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,336,473             92.22%



Series                     Name and Address of Account                          Share Amount          Percentage
------                     ---------------------------                          ------------          ----------

DelCap Series              SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    6,479,602             95.32%

International Equity       SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                   13,296,990             96.91%

Trend Series               SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    3,659,975             49.59%

                           Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   3,619,110             49.04%

Small Cap Value Series     SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    5,361,951             98.91%

Global Bond Series         Lincoln National Life Company
                           Separate Account - C
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                   1,270,957             72.69%

                           SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      463,287             26.49%

Series                     Name and Address of Account                          Share Amount          Percentage
------                     ---------------------------                          ------------          ----------

Strategic Income           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    1,020,922           75.93%

                           Lincoln National Life Company
                           Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     257,050           19.11%

Devon Series               SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                    1,882,719           97.70%


Emerging Markets           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      501,617           70.57%

                           Lincoln National Life Company
                           Separate Account - C See Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     206,393           29.04%



Series                     Name and Address of Account                          Share Amount          Percentage
------                     ---------------------------                          ------------          ----------

Convertible Securities     Lincoln National Life Company
Series                     Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     206,690           47.25%

                           SMA Life Assurance Company
                           Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      206,064           47.11%

Social Awareness           SMA Life Assurance Company
Series                     Separate Account VA-K
                           440 Lincoln Street
                           Worcester, MA 01654                                      730,177           80.52%

                           Lincoln National Life Company
                           Separate Account - C Seed Account
                           1300 South Clinton Street
                           P.O. Box 2340
                           Fort Wayne, IN 46801                                     152,822           16.85%


GENERAL INFORMATION

        Delaware Management is the investment manager of each Series of the Fund other than International Equity, Global Bond and Emerging Markets Series. Delaware International is the investment manager of International Equity, Global Bond and Emerging Markets Series. Delaware Management or its affiliate, Delaware International, manages the other funds in the Delaware Investments family. While investment decisions for each Series are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Series.

        Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware Management, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         Delaware Distributors, L.P. acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family.

        In addition, Delaware Service Company, Inc., an affiliate of Delaware Management, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Series. Those services include performing all functions related to calculating each Series' net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Series, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

        Delaware Management and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Fund's advisory relationship with Delaware Management or its distribution relationship with Delaware Distributors, L.P., Delaware Management and its affiliates could cause the Fund to delete the words "Delaware Group" from the Fund's name.

        The initial public offering date for the Decatur Total Return, Delchester, Capital Reserves, Cash Reserve and Delaware Series was July 28, 1988. The initial public offering date for DelCap Series was July 2, 1991. International Equity Series commenced operations on October 29, 1992. Small Cap Value and Trend Series commenced operations on December 27, 1993. The initial public offering date for Global Bond Series was May 1, 1996 and for Strategic Income, Devon, Emerging Markets, Convertible Securities and Social Awareness Series was May 1, 1997. REIT Series did not commence operations prior to the date of this Part B.

CAPITALIZATION
        The Fund has a present authorized capitalization of one billion shares of capital stock with a $.01 par value per share. The Board of Directors has allocated fifty million shares to each Series. While all shares have equal voting rights on matters affecting the entire Fund, each Series would vote separately on any matter which affects only that Series, such as investment objective and policy or action to dissolve the Series, and as otherwise prescribed by the 1940 Act. Shares of each Series have a priority in that Series' assets, and in gains on and income from the portfolio of that Series. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable. All shares participate equally in dividends, and upon liquidation would share equally.

NONCUMULATIVE VOTING
        SERIES SHARES HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF THE FUND VOTING FOR THE ELECTION OF DIRECTORS CAN ELECT ALL THE DIRECTORS IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY DIRECTORS.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission ("SEC"). Shareholders may obtain a copy of the Registration Statement by contacting the SEC in Washington, DC.

APPENDIX A--DESCRIPTION OF RATINGS

COMMERCIAL PAPER
        Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

        Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

        Excerpts from Duff and Phelps, Inc.'s description of its two highest ratings: CATEGORY 1--TOP GRADE: Duff 1- Plus--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-Minus--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. CATEGORY 2--GOOD GRADE: Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds' needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

        Excerpts from Fitch Investors Service, Inc.'s description of its two highest ratings: F-1--Highest grade commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. F-2- -Very good grade issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

BONDS
        Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

FINANCIAL STATEMENTS

        Ernst & Young LLP serves as the independent auditor for each Series of the Fund and, in its capacity as such, audits the annual financial statements of each Series. Each Series', other than REIT Series, Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the reports of Ernst & Young LLP, independent auditors, for the fiscal year ended December 31, 1997 are included in the Fund's Annual Reports to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. REIT Series did not commence operations prior to the date of this Part B.